UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2006

FCStone Group, Inc.

(Exact name of Registrant as specified in its charter)

Iowa	000-51099	42-1091210
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2829 Westown Parkway, West Des Moines, Iowa	50266
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (515) 223-3756

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 17, 2006, the Company’s management advised the Audit Committee of the Company’s Board of Directors that it believed the Company was using an incorrect accounting method for the classification of common stock held by the FCStone Group Employee Stock Ownership Plan. Management and representatives of KPMG LLP discussed with the Company’s Audit Committee the application of the accounting methods and, as a result, the Audit Committee determined that pursuant to §210.5-02 (28) of Regulation S-X, shares of its common stock held by the FCStone Group Employee Stock Ownership plan should be classified as “Redeemable common stock held by employee stock ownership plan (ESOP)” on the Company’s Consolidated Statements of Financial Condition as of (i) August 31, 2005, together with the Condensed Statements of Financial Condition as of such date (included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on November 29, 2005, referred to as the “Fiscal Year 2005 Form 10-K”), (ii) November 30, 2005 (included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on January 13, 2006, referred to as the “First Quarter 2006 Form 10-Q”), and (iii) February 28, 2006 (to be included in the Company’s Quarterly Report on Form 10-Q for the quarter then ended, referred to as the “Second Quarter 2006 Form 10-Q”). Pursuant to §210.5-02 (28), “Redeemable common stock held by employee stock ownership plan (ESOP)” will not be presented as permanent capital with “Stockholders’ equity.”

The reclassification has no impact on the Company’s Consolidated and Condensed Statements of Operation, including net income and earnings per share, and has no impact on assets or liabilities on the Company’s Consolidated and Condensed Statements of Financial Condition.

On April 17, 2006, the Audit Committee also concluded that the Company’s previously issued financial statements for the year ended August 31, 2005, the independent registered public accountants’ report thereon, and the financial statements for the quarter ended November 30, 2005 should no longer be relied upon. The Company’s Audit Committee discussed with KPMG LLP the matters referred to in this Item 4.02.

The Company intends to amend as soon as practicable the Fiscal Year 2005 Form 10-K and the First Quarter 2006 Form 10-Q to restate the applicable Consolidated Statements of Financial Condition to reclassify the redemption value of such shares of approximately $4.5 million from “Stockholders’ equity” to “Redeemable common stock held by employee stock ownership plan (ESOP)”. The Company made this determination shortly before the filing deadline for the Second Quarter Form 10-Q. As a result, the Company was not able to file timely the Second Quarter Form 10-Q without unreasonable effort and expense.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2006

FCSTONE GROUP, INC.
(Registrant)

By:	/s/ Paul G. Anderson
Paul G. Anderson
Chief Executive Officer